UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22410

T. Rowe Price Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Real Assets Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Real assets stocks posted robust gains in the 12 months ended December 31, 2016. Precious metals and industrial metals stocks were the biggest gainers for the year, while energy-related stocks also advanced nicely. U.S. and global real estate investment trusts (REITs) recorded more modest gains. The Real Assets Fund benefited from the positive results in many of its underlying portfolios and generated strong double-digit gains for the annual reporting period.

As shown in the Performance Comparison table, your fund returned 1.70% and 21.02% for the 6- and 12-month periods ended December 31, 2016, respectively. (Returns for the fund’s I Class may vary due to its different fee structure and other factors.) For the 12-month period, the fund outpaced the broader global equities market, as represented by the MSCI All Country World Index, by a wide margin but trailed its combined index portfolio, a custom blended benchmark that we believe provides a more appropriate performance comparison. The fund lagged both benchmarks for the six-month period. In absolute terms, all of the fund’s underlying asset class portfolios were positive for the annual reporting period. Our precious metals stocks were the fund’s biggest gainers, followed by our industrial metals stocks and other natural resources equities, which recorded strong gains. In a reversal of the trend seen in recent years, our real estate stocks lagged the broader portfolio, with U.S. and global REITs posting modest single-digit gains.

As we have discussed in previous letters, the Real Assets Fund was designed to provide a buffer against the impact of inflation over time. Since the fund’s inception, we have seen little risk that inflation would move significantly higher. While our view has not changed meaningfully, inflation recently has accelerated to more normalized levels, and there are expectations for further increases due to the impact of the Trump administration’s growth-oriented economic policies. Of the numerous initiatives proposed by Mr. Trump, lower taxes, higher fiscal expenditures, and protectionist trade policies have the potential to increase inflationary pressures. It’s important to note, however, that the eventual size and scope of these policies have yet to be determined, and their ultimate impact on economic growth and inflation are largely unknown. While we generally believe the Federal Reserve (Fed) will remain vigilant in its aim to keep inflation contained, the current environment speaks to the need for a strategy such as ours, which may provide some protection in environments that could pose headwinds for more traditional stock and bond portfolios.

ECONOMIC AND MARKET ENVIRONMENT

U.S. stocks advanced in 2016, with several major indexes reaching record highs in the final weeks of the year. The year began on a sour note amid concerns about a slowing global economy and slumping commodity prices. Equities worked their way higher through late June as commodity prices recovered and the U.S. dollar weakened due to diminishing expectations for Fed interest rate increases in 2016. The UK’s surprising decision to leave the European Union disrupted markets for a short time, but equities soon recovered the lost ground. Uncertainties about a possible Fed rate increase and contentious U.S. elections put equities in a holding pattern through early November. Donald Trump’s election victory sparked a furious stock market rally amid optimism about his pro-growth policies, including lower taxes, higher infrastructure spending, and reduced regulations. Small- and mid-cap stocks outperformed large-caps, while value stocks outpaced growth stocks across all market capitalizations.

Outside the U.S., stocks in developed European markets fell as uneven global growth and Brexit-induced uncertainty weighed on the region’s economy and markets. The European Central Bank (ECB) warned that Brexit would hurt the region’s modest recovery but signaled that fresh stimulus measures were unlikely after the ECB already expanded its stimulus program in March. Japanese stocks retreated as the country’s economy stayed weak despite years of costly stimulus measures, although a weakening yen in the year’s closing months provided some relief to the country’s vital export sector. Emerging markets stocks rose and generally outperformed U.S. shares. Latin American markets surged in response to higher commodity prices and political stabilization in some countries, while Chinese shares notably lagged the broader emerging market universe.

Real assets stocks generated strong overall gains in 2016. Precious metals stocks climbed nearly 60% for the year as investors sought safe-haven assets amid uncertainties about U.S. interest rates, sluggish global economic growth, the Brexit vote, and volatile political conditions in many countries. Industrial metals and mining stocks also surged higher as global prices for oil and other commodities rebounded from prior lows. U.S. and global real estate stocks recorded relatively modest gains, with generally favorable fundamentals weighed down by the potential for higher interest rates in the U.S. and new supply coming to the market in some areas.

PORTFOLIO REVIEW

The fund’s precious metals stocks were exceptionally strong in the first half of 2016 as an uncertain political and economic backdrop drove demand for safe-haven assets. They gave back gains in the second half of 2016 as the uncertainty receded but still managed a robust advance for the full year. Barrick Gold, Newmont Mining, and Fresnillo were among the fund’s top annual contributors. Overall, however, our holdings trailed their underlying benchmark, due largely to our emphasis on higher-quality companies with healthy balance sheets in an environment that saw many lower-quality, debt-laden companies outperform. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our industrial metals and mining stocks rebounded sharply from weak returns over the prior two years and were the fund’s second-biggest gainers in 2016. The rebound was largely driven by a recovery and stabilization in global prices for many commodities, which provided a strong tailwind to the industry. Iron ore prices increased by more than 80% for the year, and many of our top contributors, including BHP Billiton and Rio Tinto, are mining companies with significant exposure to iron. Financially and operationally leveraged companies accounted for many of the industry’s best performers. While exposure to names such as Glencore, Teck Resources, and South32 contributed positively to the fund’s absolute results, we tended to have smaller positions in these stocks given our preference for stronger balance sheets and lower-cost positions.

In our natural resources portfolio, energy-related companies were among the fund’s better performers. A pair of global oil exploration and production companies—Total and Royal Dutch Shell—were strong contributors amid a rally in global oil prices. In Shell’s case, the market was not optimistic about its acquisition of BG Group, and the oversold stock offered a compelling purchase opportunity that ultimately benefited from rising oil prices through much of 2016.

Our real estate portfolio advanced in the first half of 2016 but generally retreated in the second half of the year. Although the fund’s real estate holdings managed a modest overall gain for the 12-month period, they trailed the broader market and the commodity-oriented sectors in which we invest. In our U.S. real estate portfolio, the regional mall segment posted steep losses as general retail weakness weighed on tenant sales during the second half of the year. Simon Property Group and Macerich Company were among our weakest contributors, although we continue to like both stocks. Simon Property owns a dominant U.S. mall portfolio and a high-quality premium outlet portfolio, and the company benefits from high barriers to entry and long-term leases. Macerich’s assets include several large and attractive redevelopment opportunities, and we took advantage of favorable valuations to add to our position. In our global real estate portfolio, UK real estate securities were an area of significant weakness, due largely to the impact of the Brexit vote and related concerns. UK holdings Shaftesbury, Great Portland Estates, and Derwent London declined sharply.

OUTLOOK

Our outlook for real assets stocks is generally cautious against a backdrop of heightened political and economic uncertainty around the world. In the U.S., many of the Trump administration’s growth-oriented policies remain poorly defined, and their ultimate form and size could be radically changed by deficit-conscious legislators in the House and Senate. Protectionist rhetoric could stay relatively benign or could devolve into tit-for-tat trade wars that would have a negative impact on the global economy. In Europe, the wider fallout from Brexit remains to be seen and the rise of populist politics gives us cause for concern, although we are optimistic that more moderate voices will ultimately prevail in upcoming elections. Japan remains something of a conundrum as years of aggressive stimulus policies have generated little substantive economic benefit.

We continue to believe that we are in the midst of a secular down cycle in commodities. Historically, these down cycles often are characterized by short but violent countercyclical rallies, and we believe 2016 was one such period. Despite the recent rebound, U.S. oil prices are down over 50% from their 2011 peak and even more from their mid-2008 peaks, and most of the factors that contributed to this steep fall remain in place. North American shale oil has changed the competitive dynamics in the global oil industry and has helped to significantly reduce costs across the entire commodity complex. We continue to see signs that higher prices are bringing production back online, and the increased supply will ultimately weigh on prices. China is the key demand driver in the metals and mining space, accounting for the bulk of consumption for all major metals. As the demand support from China’s stimulus begins to fade and China’s long-term growth rate continues to slow, the global supply/demand imbalance in the global metals and mining universe is likely to deteriorate and pressure prices for an extended period.

Over the past several years, our exposure to real estate proved to be an attractive safe haven in relation to the portfolio’s volatile commodities exposure. We maintain a favorable long-term view of real estate fundamentals, with modest economic growth supporting demand and ample access to capital markets. Supply remains reasonably constrained, but we do expect to see some deceleration in rent growth in certain markets as supply pipelines, while still below previous peaks, have increased. Although rising interest rates in the U.S. and certain other markets could pressure real estate stocks, we offer a few observations that might temper their impact on our portfolio. First, global interest rates remain low despite the recent uptick in some countries, and they continue to support real estate values. Second, if rates increase due to improved economic growth, it’s likely to be a net positive for the higher-quality stocks in which we invest. And third, although we keep a watchful eye on macro developments, we build our portfolio one company at a time, emphasizing low debt, healthy balance sheets, and the potential for strong risk-adjusted returns.

Against the backdrop of an uncertain investment environment, we believe that a broadly diversified portfolio of investments and a careful focus on fundamental research can enhance our ability to maximize investment opportunities on behalf of our shareholders.

Respectfully submitted,

Wyatt A. Lee
Portfolio manager and chairman of the fund’s Investment Advisory Committee

January 26, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices decrease.

GLOSSARY

Combined index portfolio: An unmanaged stock portfolio consisting of 30% global natural resources (65% MSCI All Country World Index Energy and 35% MSCI All Country World Index Materials), 20% U.S. real estate (Wilshire U.S. Real Estate Securities Index), 20% global real estate (FTSE EPRA/NAREIT Developed Index), 25% global metals and mining (MSCI All Country World Index Metals & Mining), and 5% precious metals (80% MSCI All Country World Index IMI Gold, 20% MSCI All Country World Index IMI Precious Metals & Minerals).

●	FTSE EPRA/NAREIT Developed Index: An index that tracks the performance of developed market real estate securities.
●	MSCI All Country World Index Energy: An index that tracks the performance of companies engaged in the exploration and production of energy commodities.
●	MSCI All Country World Index IMI Gold: An index that tracks the performance of companies engaged in the exploration and production of gold.
●	MSCI All Country World Index IMI Precious Metals & Minerals: An index that tracks the performance of companies engaged in the exploration and production of precious metals and minerals.
●	MSCI All Country World Index Materials: An index that tracks the performance of companies engaged in the exploration and production of basic materials.
●	MSCI All Country World Index Metals & Mining: An index that tracks the performance of metals and mining companies.
●	MSCI All Country World Index IMI Gold: An index that tracks the performance of companies engaged in the exploration and production of gold.
●	Wilshire U.S. Real Estate Securities Index: An index that tracks the performance of publicly traded U.S. real estate securities.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/16
Simon Property Group	2.9%
AvalonBay Communities	2.3
BHP Billiton (Australia)	2.1
Equity Residential	2.1
Prologis	2.0
Rio Tinto	1.9
Barrick Gold	1.7
General Growth Properties	1.7
SL Green Realty	1.6
Essex Property Trust	1.5
Newmont Mining	1.5
Vornado Realty Trust	1.5
Public Storage	1.5
Regency Centers	1.4
Glencore	1.4
Boston Properties	1.3
Macerich Company	1.3
Douglas Emmett	1.2
Total	1.2
Federal Realty Investment Trust	1.2
BHP Billiton (United Kingdom)	1.0
Franco-Nevada	1.0
Kimco Realty	0.9
ExxonMobil	0.9
Nucor	0.8
Total	37.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE					
Beginning of period	$ 9.05	$ 10.81	$ 10.82	$ 11.12	$ 10.26
Investment activities					
Net investment income[(1)]	0.13	0.19	0.15	0.16	0.16
Net realized and unrealized gain / loss	1.77	(1.78)	0.01[(2)]	(0.31)	1.00
Total from investment activities	1.90	(1.59)	0.16	(0.15)	1.16
Distributions					
Net investment income	(0.21)	(0.17)	(0.17)	(0.15)	(0.16)
Net realized gain	–	–	–	–	(0.11)
Tax return of capital	–	–	–	–	(0.03)
Total distributions	(0.21)	(0.17)	(0.17)	(0.15)	(0.30)
NET ASSET VALUE					
End of period	**$ 10.74**	**$ 9.05**	**$ 10.81**	**$ 10.82**	**$ 11.12**

Ratios/Supplemental Data

Total return[(3)]	**21.02%**	**(14.69)%**	**1.55%**	**(1.30)%**	**11.35%**
Ratio of total expenses to average net assets	0.84%	0.83%	0.83%	0.85%	0.86%
Ratio of net investment income to average net assets	1.25%	1.87%	1.34%	1.45%	1.45%
Portfolio turnover rate	49.0%	43.0%	42.0%	51.6%	41.4%
Net assets, end of period (in millions)	$ 3,017	$ 4,476	$ 4,325	$ 3,745	$ 2,910

(1) Per share amounts calculated using average shares outstanding method.

(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values of the investment portfolio.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 97.3%		
CONSUMER DISCRETIONARY 0.7%		
Automotive Retail 0.1%		
Murphy USA (1)	79,400	4,881
		4,881
Hotels, Resorts, & Cruise Lines 0.6%		
Hilton Worldwide Holdings (1)(2)	2,800	160
Hilton Worldwide Holdings	723,625	19,682
		19,842
Total Consumer Discretionary		24,723
ENERGY 14.1%		
Integrated Oil & Gas 4.0%		
Chevron	59,400	6,992
ExxonMobil	327,300	29,542
Occidental Petroleum	332,400	23,677
Royal Dutch Shell, B Shares (GBP)	703,220	20,067
Statoil (NOK)	264,464	4,819
Suncor Energy	192,300	6,286
Total (EUR)	789,048	40,279
Total, Rights, 1/4/17 (EUR) (1)	838,394	—
		131,662
Oil & Gas Drilling 0.2%		
Ensco, Class A	471,400	4,582
Rowan (1)	168,200	3,177
		7,759
Oil & Gas Equipment & Services 2.5%		
Aker Solutions (NOK) (1)	844,087	4,039
Baker Hughes	323,200	20,998
Dril-Quip (1)	53,000	3,183
FMC Technologies (1)	182,800	6,495

Frank's International	220,800	2,718
Halliburton	120,900	6,539
John Wood (GBP)	395,724	4,261
Oceaneering International	158,200	4,463
SBM Offshore (EUR)	418,274	6,548
Schlumberger	111,101	9,327
Tenaris (EUR)	445,956	7,949
US Silica Holdings	135,500	7,680
		84,200
Oil & Gas Exploration & Production 6.4%		
Advantage Oil & Gas (CAD) (1)	655,100	4,450
Apache	72,200	4,582
ARC Resources (CAD)	498,500	8,580
Birchcliff Energy (CAD) (1)	560,000	3,908
Cairn Energy (GBP) (1)	363,283	1,053
Canadian Natural Resources	178,100	5,678
Centennial Resource Development, Acquisition Date: 12/28/16 Cost $635 (1)(3)	43,687	818
Centennial Resource Development, Class A (1)	286,317	5,646
Centennial Resource Development, Warrants, 10/11/21 (1)	123,539	1,032
Cimarex Energy	159,248	21,642
Comstock Resources (1)	224,571	2,212
Concho Resources (1)	133,800	17,742
Continental Resources (1)	85,600	4,412
Diamondback Energy (1)	65,500	6,619
Encana	715,000	8,394
EOG Resources	154,700	15,640
EQT	220,104	14,395
Hess	101,200	6,304
Kelt Exploration (CAD) (1)	782,800	3,947
Kosmos Energy (1)	873,600	6,124
Lundin Petroleum (SEK) (1)	175,130	3,796
Matador Resources (1)	227,100	5,850
Painted Pony Petroleum (CAD) (1)	150,463	1,033

Parsley Energy (1)	75,300	2,654
Peyto Exploration & Development (CAD)	336,000	8,311
Pioneer Natural Resources	99,300	17,881
Rice Energy (1)	147,900	3,158
Seven Generations Energy (CAD) (1)	379,664	8,854
SM Energy	113,100	3,900
Southwestern Energy (1)	219,900	2,379
Tourmaline Oil (CAD) (1)	199,748	5,342
Woodside Petroleum (AUD)	316,329	7,100
		213,436
Oil & Gas Refining & Marketing 0.7%		
HollyFrontier	82,100	2,690
Marathon Petroleum	334,203	16,827
Western Refining	85,919	3,252
		22,769
Oil & Gas Storage & Transportation 0.3%		
Koninklijke Vopak (EUR)	134,771	6,358
Spectra Energy	116,400	4,783
		11,141
Total Energy		470,967
INDUSTRIALS & BUSINESS SERVICES 1.7%		
Agricultural & Farm Machinery 0.1%		
AGCO	83,900	4,854
		4,854
Construction & Engineering 0.2%		
Granite Construction	97,300	5,352
Valmont Industries	20,400	2,874
		8,226

Electrical Components & Equipment 0.2%		
Legrand (EUR)	92,111	5,217
		5,217
Heavy Electrical Equipment 0.1%		
Gamesa (EUR)	115,805	2,348
Vestas Wind Systems (DKK)	28,574	1,857
		4,205
Industrial Machinery 1.1%		
Flowserve	284,000	13,646
Mueller Water Products	322,200	4,288
Pentair	145,800	8,175
Sandvik, A Shares (SEK)	395,753	4,886
Watts Water Technologies, Class A	73,200	4,773
		35,768
Total Industrials & Business Services		58,270
MATERIALS 35.1%		
Aluminum 0.5%		
Hindalco (INR)	2,932,465	6,646
Norsk Hydro (NOK)	1,740,397	8,308
		14,954
Commodity Chemicals 0.1%		
Orion Engineered Carbons	86,900	1,638
Valvoline	107,580	2,313
		3,951
Construction Materials 0.7%		
Martin Marietta Materials	26,400	5,848
Vulcan Materials	148,700	18,610
		24,458

Copper 1.7%		
Antofagasta (GBP)	891,381	7,339
First Quantum Minerals (CAD)	1,398,100	13,901
Freeport-McMoRan (1)	951,300	12,548
Lundin Mining (CAD) (1)	1,059,362	5,050
Southern Copper	549,900	17,564
		56,402
Diversified Chemicals 0.4%		
EI du Pont de Nemours	118,200	8,676
Incitec Pivot (AUD)	1,398,728	3,617
		12,293
Diversified Metals & Mining 11.0%		
Anglo American (GBP) (1)	1,863,551	26,138
BHP Billiton (GBP)	2,120,233	33,523
BHP Billiton Limited (AUD)	3,997,393	71,353
Boliden (SEK)	669,743	17,448
Glencore (GBP) (1)	13,958,106	46,914
Grupo Mexico (MXN)	5,918,200	16,070
Independence (AUD)	1,770,306	5,458
Korea Zinc (KRW)	17,001	6,679
Mitsubishi Materials (JPY)	210,300	6,420
MMC Norilsk Nickel, ADR	711,632	11,916
Rio Tinto (GBP)	1,645,253	62,652
Rio Tinto (AUD)	590,867	25,417
South32 (AUD)	8,307,355	16,394
Sumitomo Metal Mining (JPY)	431,000	5,544
Teck Resources, Class B	439,509	8,803
Turquoise Hill Resources (1)	1,219,000	3,937
Western Areas (AUD) (1)	1,288,195	2,839
		367,505

Fertilizers & Agricultural Chemicals 0.3%		
CF Industries	285,391	8,984
		8,984
Gold 8.8%		
Agnico Eagle Mines	588,530	24,718
AngloGold Ashanti (ZAR) (1)	1,180,982	12,655
Barrick Gold	3,639,870	58,165
Centamin (GBP)	1,636,127	2,762
Compania de Minas Buenaventura, ADR	1,134,711	12,800
Franco-Nevada (CAD)	557,342	33,325
Goldcorp, Class A	1,781,337	24,226
Kinross Gold (1)	4,343,060	13,507
Newcrest Mining (AUD)	1,594,692	22,485
Newmont Mining	1,461,650	49,798
OceanaGold (CAD)	1,061,800	3,092
Randgold Resources (GBP)	290,315	22,199
Sibanye Gold (ZAR)	3,343,931	5,994
Yamana Gold	2,824,450	7,937
		293,663
Industrial Gases 1.2%		
Air Liquide (EUR)	41,114	4,564
Air Products & Chemicals	161,265	23,193
Linde (EUR)	41,924	6,875
Praxair	56,800	6,656
		41,288
Metal & Glass Containers 0.4%		
Ball	133,600	10,029
Vidrala (EUR)	62,395	3,218
		13,247
Paper Packaging 0.6%		
Bemis	150,600	7,202

Graphic Packaging Holding	396,600	4,949
International Paper	92,700	4,919
Orora (AUD)	1,928,292	4,148
		21,218
Precious Metals & Minerals 1.5%		
Alrosa PJSC	2,699,453	4,309
Fresnillo (GBP)	637,381	9,465
Impala Platinum (ZAR) (1)	2,781,475	8,595
Industrias Penoles (MXN)	587,530	10,892
Petra Diamonds (GBP) (1)	8,694,215	16,693
		49,954
Silver 0.7%		
Silver Wheaton	1,228,170	23,728
		23,728
Specialty Chemicals 2.1%		
Akzo Nobel (EUR)	67,303	4,203
Ashland Global Holdings	70,200	7,672
Corbion (EUR)	140,666	3,762
Croda International (GBP)	173,502	6,806
Evonik Industries (EUR)	67,958	2,023
Flotek Industries (1)	189,000	1,775
PolyOne	66,300	2,124
PPG Industries	83,300	7,894
RPM	341,700	18,394
Sherwin-Williams	11,700	3,144
Umicore (EUR)	64,158	3,652
Victrex (GBP)	378,273	8,966
		70,415
Steel 5.1%		
Acerinox (EUR)	119,256	1,581
ArcelorMittal (EUR) (1)	2,243,095	16,538
Fortescue Metals Group (AUD)	2,559,584	10,809

Hitachi Metals (JPY)	224,500	3,034
Hyundai Steel (KRW)	66,527	3,122
JFE Holdings (JPY)	172,100	2,612
Kobe Steel (JPY)	183,600	1,743
Maruichi Steel Tube (JPY)	78,600	2,552
Nippon Steel & Sumitomo Metal (JPY)	985,400	21,918
Nucor	465,400	27,701
POSCO (KRW)	98,279	20,775
Severstal PJSCA, GDR	349,109	5,294
Tata Steel Limited (INR)	902,353	5,174
ThyssenKrupp (EUR)	546,051	13,011
Vale, ADR	3,230,500	24,616
Voestalpine (EUR)	177,248	6,959
Worthington Industries	53,200	2,524
		169,963
Total Materials		1,172,023

REAL ESTATE 43.5%

Diversified Real Estate Activities 1.4%

Alexander & Baldwin	168,300	7,551
Mitsubishi Estate (JPY)	772,000	15,303
Mitsui Fudosan (JPY)	743,000	17,145
Sun Hung Kai Properties (HKD)	304,000	3,806
Wharf Holdings (HKD)	644,700	4,237
		48,042

Diversified Real Estate Investment Trusts 1.0%

Canadian Real Estate Investment Trust (CAD)	145,200	5,007
Concentradora Fibra Danhos (MXN)	3,977,853	6,023
Gecina (EUR)	102,715	14,201
PS Business Parks, REIT	67,100	7,819
		33,050

Health Care Real Estate Investment Trusts 0.5%		
Healthcare Realty Trust, REIT	575,100	17,437
		17,437
Hotel & Resort Real Estate Investment Trusts 1.4%		
Host Hotels & Resorts, REIT	805,100	15,168
Pebblebrook Hotel Trust, REIT	264,300	7,863
RLJ Lodging Trust, REIT	220,200	5,393
Sunstone Hotel Investors, REIT	1,084,973	16,546
		44,970
Industrial Real Estate Investment Trusts 3.4%		
DCT Industrial Trust, REIT	366,200	17,534
EastGroup Properties, REIT	110,600	8,167
Mitsui Fudosan Logistics Park (JPY) (1)	1,827	5,202
Nippon Prologis REIT (JPY)	3,400	6,951
Prologis, REIT	1,282,382	67,697
Terreno Realty, REIT	300,479	8,560
		114,111
Office Real Estate Investment Trusts 8.6%		
Alexandria Real Estate, REIT	161,800	17,981
Boston Properties, REIT	351,900	44,262
Brookfield Canada Office Properties (CAD)	438,100	8,559
Derwent London (GBP)	262,875	8,970
Douglas Emmett, REIT	1,103,800	40,355
Great Portland Estates (GBP)	1,222,281	10,052
Highwoods Properties, REIT	198,800	10,141
Kilroy Realty, REIT	360,200	26,374
Mori Hills REIT Investment (JPY)	8,250	11,152
Paramount, REIT	564,600	9,028
SL Green Realty, REIT	494,200	53,151
Vornado Realty Trust, REIT	465,800	48,615
		288,640

Real Estate Development 0.5%		
Cheung Kong Property Holdings (HKD)	2,640,500	16,012
		16,012
Real Estate Operating Companies 2.3%		
Hongkong Land Holdings	2,906,600	18,343
Hufvudstaden, A Shares (SEK)	439,030	6,923
Hysan Development (HKD)	2,016,000	8,311
Iguatemi Empresa de Shopping Centers (BRL)	698,900	5,706
Inmobiliaria Colonial (EUR)	1,165,144	8,080
Multiplan Empreendimentos (BRL)	137,100	2,493
PSP Swiss Property (CHF)	203,715	17,602
UNITE (GBP)	1,290,794	9,650
		77,108
Residential Real Estate Investment Trusts 7.9%		
American Campus Communities, REIT	444,800	22,138
AvalonBay Communities, REIT	433,700	76,830
Camden Property Trust, REIT	299,600	25,187
Equity Residential, REIT	1,096,800	70,590
Essex Property Trust, REIT	214,202	49,802
Nippon Accommodations Fund (JPY)	3,984	17,426
		261,973
Retail Real Estate Investment Trusts 14.5%		
Acadia Realty Trust, REIT	399,800	13,065
CapitaLand Mall Trust (SGD)	9,602,200	12,449
Charter Hall Retail REIT (AUD)	2,596,850	7,922
Federal Realty Investment Trust, REIT	273,500	38,867
General Growth Properties, REIT	2,248,886	56,177
Kimco Realty, REIT	1,252,600	31,515
Klepierre (EUR)	383,492	15,062
Macerich Company, REIT	621,200	44,006
Regency Centers, REIT	688,637	47,482
Scentre (AUD)	6,538,885	21,948

Shaftesbury (GBP)	1,307,661	14,624
Simon Property Group, REIT	548,100	97,381
Taubman Centers, REIT	113,700	8,406
Unibail-Rodamco (EUR)	48,304	11,515
Urban Edge Properties, REIT	934,550	25,710
Vicinity Centres (AUD)	8,469,511	18,320
Weingarten Realty Investors, REIT	516,800	18,496
		482,945
Specialized Real Estate Investment Trusts 2.0%		
Public Storage, REIT	216,900	48,477
Weyerhaeuser, REIT	635,580	19,125
		67,602
Total Real Estate		1,451,890
UTILITIES 1.9%		
Electric Utilities 1.0%		
Edison International	111,700	8,041
Exelon	196,900	6,988
PG&E	157,600	9,577
Red Electrica (EUR)	183,110	3,453
Southern Company	93,200	4,585
		32,644
Gas Utilities 0.4%		
Atmos Energy	183,400	13,599
		13,599
Independent Power Producers & Energy Traders 0.1%		
NRG Energy	366,075	4,488
		4,488
Multi-Utilities 0.4%		
National Grid (GBP)	763,887	8,934

NiSource	211,800	4,688
		13,622
Total Utilities		64,353
Total Miscellaneous Common Stocks 0.3% (4)		9,787
Total Common Stocks (Cost $2,476,524)		3,252,013
CONVERTIBLE PREFERRED STOCKS 0.3%		
UTILITIES 0.3%		
Electric Utilities 0.2%		
NextEra Energy	139,388	6,749
		6,749
Multi-Utilities 0.1%		
DTE Energy (1)	75,000	3,962
		3,962
Total Convertible Preferred Stocks (Cost $10,705)		10,711
CONVERTIBLE BONDS 0.2%		
Forest City Enterprises, 4.25%, 8/15/18	5,178,000	5,680
Total Convertible Bonds (Cost $5,143)		5,680
SHORT-TERM INVESTMENTS 2.6%		
Money Market Funds 2.6%		
T. Rowe Price Treasury Reserve Fund, 0.44% (5)(6)	87,082,498	87,082
Total Short-Term Investments (Cost $87,082)		87,082
Total Investments in Securities		
100.4% of Net Assets (Cost $2,579,454)		**$ 3,355,486**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,579,454)	$ 3,355,486
Receivable for investment securities sold	54,807
Dividends and interest receivable	9,555
Receivable for shares sold	3,606
Foreign currency (cost $2,863)	2,870
Other assets	30,488
Total assets	3,456,812
Liabilities	
Payable for investment securities purchased	50,422
Payable for shares redeemed	30,876
Investment management fees payable	1,820
When-issued sales commitments (proceeds $1,020)	1,035
Due to affiliates	430
Other liabilities	30,207
Total liabilities	114,790
NET ASSETS	$ 3,342,022
Net Assets Consist of:	
Undistributed net investment income	$ 3,688
Accumulated undistributed net realized loss	(883,914)
Net unrealized gain	775,959
Paid-in capital applicable to 311,228,989 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	3,446,289
NET ASSETS	$ 3,342,022
NET ASSET VALUE PER SHARE	
Investor Class	
($3,017,488,974 / 280,981,773 shares outstanding)	$ 10.74
I Class	
($324,532,532 / 30,247,216 shares outstanding)	$ 10.73

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Real Assets Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth of capital. The fund has two classes of shares: the Real Assets Fund (Investor Class) and the Real Assets Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $48,000 for the year ended December 31, 2016.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2016, the fund realized $8,673,000 of net gain on $25,611,000 of in-kind redemptions.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,008,639,000 and $3,843,136,000, respectively, for the year ended December 31, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. Reclassifications between income and gain relate primarily to the character of dividends received from real estate investment trusts (REITs). For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, totaled $64,962,000 and $81,731,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. Certain dividends declared by REITs in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018 and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2016, the I Class operated below its expense limitation. Pursuant to this agreement, $1,000 of expenses were repaid to Price Associates during the year ended December 31, 2016. At December 31, 2016, there were no amounts subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $88,000 for T. Rowe Price Services, Inc.; and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2016, the fund was charged $365,000 for shareholder servicing costs related to the college savings plans, of which $274,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2016, approximately 6% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), T. Rowe Price Retirement Funds (Retirement Funds), and T. Rowe Price Target Funds (Target Funds) may invest. None of the Spectrum Funds, Retirement Funds, or Target Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Prior to February 1, 2016, the Target Funds were subject to one of the same special servicing agreements; thus expenses associated with the operation of the Target Funds prior to that date were borne by the underlying Price Funds. Effective February 1, 2016, expenses associated with the operation of the Target Funds are borne by the Target Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2016, the fund was allocated $133,000 of Spectrum Funds’ expenses, $6,641,000 of Retirement Funds’ expenses, and $8,000 of Target Funds’ expenses. Of these amounts, $2,683,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2016, approximately 91% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds, and approximately 5% of the outstanding shares of the I Class were held by the Target Funds.

In addition, mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2016, approximately 88% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Real Assets Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Assets Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 21, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $10,450,000 from short-term capital gains.

For taxable non-corporate shareholders, $48,303,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $14,718,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2010	of the Board, Mesa Biotech, a molecular diagnostic company
[187]	(March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present);
Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007
to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2010	present); Director and Advisory Board Member, Deutsche Bank
[187]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[187]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[187]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2010	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2010
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2010	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director, and
2010	Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe
[131]	Price Trust Company; Director, United Technologies (January 2016
to present)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Real Assets Fund	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Sebastien Page (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Assets Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017